UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 25, 2006

PRA INTERNATIONAL
(Exact name of registrant as specified in its charter)

DELAWARE	000-51029	54-2040171
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
12120 Sunset Hills Road
Suite 600
Reston, Virginia 20190
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (703) 464-6300
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On October 25, 2006, PRA International issued a press release announcing its operating and financial results for the quarter ended September 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1.
The information in this report, including Exhibit 99.1, is furnished pursuant to Item 2.02 of this Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall any information contained herein be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
      (d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated October 25, 2006 (furnished pursuant to Item 2.02; not “filed” for purposes of Section 18 of the Exchange Act)

SIGNATURE
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
PRA INTERNATIONAL

Date: October 25, 2006	By:	/s/ Spiro Fotopoulos
Spiro Fotopoulos
Vice President, Legal Affairs